UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 09, 2022

FORTUNE BRANDS HOME & SECURITY, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, Illinois		60015-5611
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 484-4400

FORTUNE BRANDS HOME & SECURITY, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

In connection with the contemplated separation of the Fortune Brands Home & Security, Inc. (the “Company”) cabinets business into a separate standalone publicly-traded company (the “Spin-Off”), the Company delivered to its executive officers and directors (collectively, the “Covered Persons”) a notice under Rule 104(b)(2)(i) of Regulation BTR, pursuant to which a “blackout” period will be imposed in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 (“SOX”) and the Securities and Exchange Commission regulations on December 9, 2022. Beginning at 3:00 PM Central Time on December 13, 2022 and ending during the week of December 19, 2022, the Company will impose a blackout period under the Fortune Brands Home & Security Retirement Savings Plan and the Fortune Brands Home & Security Hourly Employee Retirement Savings Plan (collectively, the “Plans”). During the blackout period, participants will be temporarily unable initiate transactions under the Plans involving the Fortune Brands Home & Security Company stock fund. In addition, certain contributions and loan repayments may be delayed until the end of the blackout period. The Company will advise the Covered Persons when the blackout period ends. The blackout period under the Plans is needed in connection with the Spin-Off in order to allow for the allocation of MasterBrand, Inc. stock to Plan participant accounts invested in the Fortune Brands Home & Security Company stock fund.

While the blackout period is in effect, the Covered Persons (and their immediate family members who share their residence) should not, directly or indirectly, engage in any purchase, sale, transfer, acquisition, or disposition of any equity securities of the Company relating to the Company’s common stock and any options with respect to any of these stocks. There are limited exclusions and exemptions from this rule. For example, transactions that are executed pursuant to a properly adopted Rule 10b5-1 plan are exempt from the foregoing blackout trading restrictions. Further, the above prohibition is in addition to other restrictions on trading activity that the Company imposes on its executive officers and directors, including under the Company’s insider trading policy.

The Company provided the blackout notice to the Covered Persons on December 9, 2022. The blackout notice is filed herewith as Exhibit 99.1. If the Covered Persons have any questions pertaining to the notice or the blackout period, they were directed to contact the Company's Assistant Corporate Secretary.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
Exhibit No.	Description
99.1	Notice pursuant to Rule 104(b)(2)(i) of Regulation BTR
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.

Date:	December 9, 2022	By:	/s/ Hiranda S. Donoghue
Hiranda S. Donoghue Senior Vice President, General Counsel & Secretary